UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2005

The Williams Companies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-4174	73-0569878

(State or other	(Commission	(I.R.S. Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

One Williams Center, Tulsa, Oklahoma	74172

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 918/573-2000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

      On May 5, 2005, The Williams Companies, Inc. (“Williams” or the “Company”) issued a press release announcing its financial results for the quarter ended March 31, 2005. A copy of the press release and its accompanying reconciliation schedules are furnished as a part of this current report on Form 8-K as Exhibit 99.1 and is incorporated herein in its entirety by reference.

      The press release and accompanying financial highlights and reconciliation schedules are being furnished pursuant to Item 2.02, Results of Operations and Financial Condition. The information furnished is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 8.01.	Other Events.

      Williams wishes to disclose for Regulation FD purposes its slide presentation, furnished herewith as Exhibit 99.2, to be utilized during a public conference call and webcast on the morning of May 5, 2005.

      The slide presentation is being furnished pursuant to Item 8.01, Other Events. The information furnished is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits.

(a) None
(b) None
(c) Exhibits

	Exhibit 99.1	Copy of Williams’ press release dated May 5, 2005, publicly announcing its first quarter 2005 financial results.

	Exhibit 99.2	Copy of Williams’ slide presentation to be utilized during the May 5, 2005, public conference call and webcast.

      Pursuant to the requirements of the Securities Exchange Act of 1934, Williams has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WILLIAMS COMPANIES, INC.
Date: May 5, 2005	/s/ Donald R. Chappel
	Name:	Donald R. Chappel
	Title:	Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT
NUMBER	DESCRIPTION

Exhibit 99.1	Copy of Williams’ press release dated May 5, 2005, publicly announcing its first quarter 2005 financial results.

Exhibit 99.2	Copy of Williams’ slide presentation to be utilized during the May 5, 2005, public conference call and webcast.

3